================================================================================
                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934



Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))

[x]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S)240.14a-12



                                 COMMUNITY CORP
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------
     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------
     (3) Filing Party:

     -------------------------------------------------------------------------
     (4) Date Filed:

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================================================================================

                                  COMMUNITYCORP
                         1100 NORTH JEFFERIES BOULEVARD
                        WALTERBORO, SOUTH CAROLINA 29488
                                  (843)549-2265

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON MAY 1, 2003
--------------------------------------------------------------------------------

     NOTICE IS HEREBY GIVEN that, pursuant to call of its Directors, the annual meeting (the "Annual Meeting") of the shareholders of Communitycorp (the "Company") will be held at the Bank of Walterboro building located at 1100 North Jefferies Boulevard, Walterboro, South Carolina on Thursday, May 1, 2003 at 6:00 p.m. Eastern time for the following purposes:

     1. ELECTION OF DIRECTORS: The election of two (2) Class III Directors to serve until the annual meeting of shareholders in 2006.

     2. OTHER BUSINESS: Such other business as properly may come before the Annual Meeting or any adjournment thereof.

          A Proxy Card and Proxy Statement for the Annual Meeting are enclosed herewith.

          NOTE: The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on the foregoing proposals at the Annual Meeting or any adjournment thereof. Only shareholders of record of the Company at the close of business on March 10, 2003, are the shareholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof.

     Please read the attached Proxy Statement carefully. You are requested to fill in and sign the enclosed form of Proxy, which is solicited by the Board of Directors, and to mail it promptly in the enclosed envelope. The Proxy will not be used if you attend and vote at the Annual Meeting in person.

BY ORDER OF THE BOARD OF DIRECTORS



PEDEN B. MCLEOD                                          W. ROGER CROOK
CHAIRMAN OF THE BOARD                                    PRESIDENT AND
                                                         CHIEF EXECUTIVE OFFICER


Walterboro, South Carolina
April 4, 2003

--------------------------------------------------------------------------------
YOU ARE URGED TO DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY. YOUR PROXY CAN BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE. IF YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON. YOUR PROXY MAY ALSO BE REVOKED BY WRITTEN NOTIFICATION, OR BY A PROXY OF A LATER DATE.
--------------------------------------------------------------------------------

                        VOTING AT THE MEETING AND PROXIES

     The accompanying form of proxy is for use at the Annual Meeting. A shareholder may use this proxy if he/she is unable to attend the meeting in person or if he/she wishes to have his/her shares voted by proxy even if he/she attends the Annual Meeting. The proxy may be revoked in writing by the person giving it any time before the proxy is exercised by giving notice to the Company's secretary, or by submitting a proxy having a later date, or by such person appearing at the Annual Meeting and voting in person. All shares represented by valid proxies received pursuant to this solicitation, and not revoked prior to their exercise, will be voted in the manner specified therein. If no specification is made in the proxy, the proxy will be voted "FOR" the election of the nominees for directors listed herein. The Board of Directors is not aware of any other matter which may be presented for action at the Annual Meeting, but if other matters do come properly before the Annual Meeting it is intended that shares represented by proxies in the accompanying form will be voted by the person named in the proxy in accordance with the recommendation of management.

     The Board of Directors has fixed the close of business on March 10, 2003 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting. On that date, there were a total of 276,179 shares of Company's Common Stock outstanding. Each shareholder is entitled to one vote on each matter to come before the Annual Meeting for each share of Company Common Stock held of record by such shareholder. The presence at the Annual Meeting, in person or by proxy, of shareholders, holding in the aggregate a majority of the outstanding shares of the Company's Common Stock entitled to vote shall constitute a quorum for the transaction of business. Article Eight of the Articles of Incorporation of the Company provide that in the election of directors each shareholder entitled to vote shall be entitled to cast as many votes for each director as shall equal the number of shares held by him/her, but shall not be entitled to accumulate his/her votes to cast more votes for any one director than the number of shares held by him/her. Those nominees receiving the highest number of votes cast at the meeting will be elected directors.

                       PROPOSAL I - ELECTION OF DIRECTORS

     The business and affairs of the Company are managed by its Board of Directors. Except as expressly limited by law, all corporate powers of the Company are vested in and may be exercised by the Board of Directors.

     The Company's Bylaws provide for a Board of Directors consisting of not less than five and not more than 15 directors as determined from time to time by the Board pursuant to a resolution adopted by a majority of the entire Board. The Board of Directors has set the number of Directors for 2003 at eight.

     The Company's Articles of Incorporation provide that the Directors shall be divided into three classes, Class I, Class II, and Class III, which shall be as nearly equal in number as possible. At the Annual Meeting, two Class III directors will be elected for three year terms expiring at the 2006 Annual Meeting. Both of the nominees are currently serving as directors of the Company.

     Should any nominee for the office of director become unable to serve, which is not anticipated, it is the intention of the persons named in the proxy, unless otherwise instructed therein, to vote for the election in his stead of such other person as the Board of Directors may recommend.

     If any vacancies occur on the Board of Directors after the Annual Meeting has taken place, such vacancies may be filled by the remaining directors at any regular or special meeting thereof. Individuals selected to fill such vacancies shall serve until the next annual meeting.

     The Board of Directors recommends a vote "FOR" the nominees named below for directors of the Company.

     The following table sets forth certain information as to the Board of Directors' nominees for election as director and of those directors who will continue to serve as such after the Annual Meeting.



                           Age     Principal Occupation During Past Five                Year First    Year Term
Name                       (1)     Years and Other Information Director                  Elected       Expires
-----------------------   ------   -----------------------------------------------    --------------  ----------
                                                    BOARD NOMINEES

Peden B. McLeod             62     Retired Code Commissioner and Director                  1988        2006(2)
                                   South Carolina Legislative Council
                                   Partner in McLeod, Fraser & Cone
                                   Law Firm

Harold M. Robertson         79     Retired, Previous owner of Robertson Electric           1988        2006(2)
                                   Company.  Retired Member of Board of Directors
                                   South Carolina Public Service Authority







                              Age     Principal Occupation During Past Five                 Year First    Year Term
Name                          (1)     Years and Other Information Director                   Elected       Expires
-------------------------    ------   --------------------------------------------------    ----------    ----------
                                                    CONTINUING DIRECTORS

George W. Cone                 57     Partner in Law Firm of McLeod, Fraser & Cone            1988          2005

J. Barnwell Fishburne          47     Owner, Fishburne & Company                              1988          2005
                                      Real Estate Sales and Rentals

Steven D. Murdaugh             36     Owner, Accounting Firm                                  2002          2005
                                      Steven D. Murdaugh, PA, CPA

W. Roger Crook                 61     Chief Executive Officer and President of the            1988          2004
                                      Bank since its incorporation on October 11, 1988

Harry L. Hill                  75     Retired, Former Vice President and Resident             1988          2004
                                      Manager, Asten Dryer Fabrics, Inc., manufacturer
                                      of dryer felts

Robert E. Redfearn             79     Retired, Former owner of Sea Spirits, Inc.              1988          2004
                                      Grocery/Real Estate
                                      Edisto Beach, S.C.

-------------------
(1) At December 31, 2002
(2) Assuming re-election at the Annual Meeting


                               EXECUTIVE OFFICERS

W. Roger Crook, age 61, is Director, CEO and President of Communitycorp. He is also CEO and President of the Bank since its incorporation on October 11, 1988. Mr. Crook was actively involved in organizing the Bank. Prior to February 1988, Mr. Crook was Vice President of Citizens & Southern National Bank, Walterboro, South Carolina, for more than five years.

M. Ellison Young, age 65, is Vice President of Communitycorp. He has also been Vice President since joining the Bank in October 1991. Prior to October 1991, Mr. Young was Vice President and Branch Manager for The First Savings Bank, Walterboro Branch, for more than five years.

Gwendolyn P. Bunton, age 49, Vice President and Treasurer of Communitycorp. Also for the Bank, she has been Vice President and Cashier since December 1993, Assistant Vice President and Cashier since April 1990, Cashier and Operations Officer since May 1989. Mrs. Bunton joined Bank of Walterboro in February 1989. Prior to February 1989, Mrs. Bunton was Loan Administrative Assistant III at Citizens & Southern National Bank, Walterboro, South Carolina, for more than five years.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Company's Board of Directors holds regular meetings monthly. The Board of Directors has established an Audit Committee, an Executive Committee, an Investment Committee and a Loan Committee. The Board does not have a Compensation Committee and functions normally performed by a Compensation Committee are performed by the Executive Committee. During the fiscal year ended December 31, 2002, the Board held a total of 41 regular and special meetings. Each director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all Committees, of the Board of Directors on which he served.

     The Executive Committee established and monitors the Company's major policies, reviews all proposed changes to policies prior to submission to the Board, and monitors the Company's employee compensation and benefit programs. The Executive Committee may act on behalf of the Board of Directors between meetings. Members of the Executive Committee are George W. Cone, W. Roger Crook, Peden B. McLeod, Harold M. Robertson and Robert Redfearn. The Executive Committee met 3 times during 2002.

     The Investment Committee establishes and monitors the Bank's investment policy to insure the safety and liquidity of the Bank's investments and monitors the Bank's assets, liabilities and interest rate policies and exposure. Members of the Investment Committee are George W. Cone, W. Roger Crook and Peden B. McLeod. The Investment Committee met 45 times during 2002.

     The Loan Committee establishes and monitors the Bank's lending policies, reviews compliance with policy, reviews loans where the borrower's liability exceeds certain limits, monitors loans for credit quality and reviews all loans over 30 days past due. Members of the Loan Committee are George W. Cone, W. Roger Crook, Peden B. McLeod, John B. Fishburne and Harold M. Robertson. The Loan Committee met 40 times during 2002.

     The Board of Directors nominates candidates for election as directors; it has no nominating committee. The Board of Directors will consider individuals recommended by shareholders. Shareholders may make recommendations by writing to Peden B. McLeod, Chairman of the Board, Communitycorp, Post Office Box 1707, Walterboro, South Carolina 29488.

     The Audit Committee selects the Company's independent auditors, determines the scope of the Annual Audit, determines whether the Company has adequate administrative, operational and internal accounting controls and determines whether the Company is operating according to established policies and procedures. The members of the Audit Committee are George W. Cone, J. Barnwell Fishburne, Harry L. Hill, Steven D. Murdaugh and Robert E. Redfearn. The Audit Committee met 2 times during 2002.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board has selected Elliott Davis, LLC, Certified Public Accounts, to serve as the Company's independent certified public accountants for 2003. It is expected that representatives from this firm will be present and available to answer appropriate questions at the annual meeting, and will have the opportunity to make a statement if they so desire.

                              Change of Accountants

     Legislation and Securities Exchange Commission rules adopted in 2002 have significantly increased, and will continue to increase, the regulatory burdens on audit firms that audit the financial statements of companies that are subject to the reporting requirements of the Securities Exchange Act of 1934. Consequently, many smaller audit firms are deciding to limit their audit practice to companies that are not subject to the 1934 Act. Tourville, Simpson & Caskey, L.L.P., which served as the Company's principal independent accountant since the Company's inception, is one such firm. Accordingly, effective January 2, 2003, Tourville, Simpson & Caskey resigned as the Company's principal independent public accountant. Elliott Davis, LLC was engaged by the Company on January 2, 2003 to audit the Company's financial statements for the year ended December 31, 2002 and has also been selected to audit the Company's financial statements for the year ending December 31, 2003.

     Tourville, Simpson & Caskey, L.L.P.'s reports on the Company's financial statements for each of the years ended December 31, 2001 and 2000 neither contained an adverse opinion or disclaimer of opinion, nor was modified as to uncertainty, audit scope, or accounting principles. There were no disagreements with Tourville, Simpson & Caskey, L.L.P. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Tourville, Simpson & Caskey, L.L.P.'s satisfaction, would have caused it to make reference to the subject matter of the disagreement in its reports.

                                   Audit Fees

     During 2002, Tourville, Simpson & Caskey, L.L.P. billed the Company $13,900 for professional services rendered in connection with the audit of the Company's financial statements for the year ended December 31, 2002, and reviews of the Company's financial statements included in the Company's Forms 10-Q for that year. During 2002, Elliott Davis, LLC did not bill the Company for professional services rendered for the audit of the Company's annual financial statements for the year ended December 31, 2002, and did not perform any reviews of the Company's financial statements included in the Company's Forms 10-Q for that year. However, the Company estimates that the total fees to be paid to Elliott Davis, LLC for such services for the year ended December 31, 2002 will be approximately $11,000.

          Financial Information Systems Design and Implementation Fees

     During the year ended December 31, 2002, neither Tourville, Simpson & Caskey, L.L.P. nor Elliott Davis, LLC, provided the Company with any services related to financial information systems design or implementation.

                                 All Other Fees

     During the year ended December 31, 2002, Tourville, Simpson & Caskey, L.L.P. billed the Company an aggregate of $7,150 for the following professional services provided during 2002: Tax return preparation, assistance with preparation of the Annual Report on Form 10-K, among other things. Elliott Davis, LLC did not provide any other services to the company in 2002. The Audit Committee considered whether provision of these services was compatible with maintaining Tourville, Simpson & Caskey, L.L.P.'s independence.

                   REPORT OF THE AUDIT COMMITTEE OF THE BOARD

     The Audit Committee of the Board of Directors has reviewed and discussed with management the Company's audited financial statements for the year ended December 31, 2002. The Audit Committee has discussed with the Company's independent auditors, Elliott Davis, LLC, the matters required to be discussed by Statement on Auditing Standards 61, as modified or supplemented. The Audit Committee has also received the written disclosures and the letter from Elliott Davis, LLC, required by Independence Standards Board Standard No. 1, as modified or supplemented, and has discussed with Elliott Davis, LLC, their independence. Based on the review and discussions referred to above, the Audit Committee Recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10K for the year ended
December 31, 2002.

George W. Cone  J. Barnwell Fishburne  Harry L. Hill  Steven D. Murdaugh  Robert E. Redfearn


                             DIRECTORS COMPENSATION

     Members of the Board of Directors of the Company received a monthly fee of $550 for founding directors (7) and $200 for a new director plus an extra month's fee in December for 2002. Committee members receive no fees. Total fees paid to directors in the fiscal year ended December 31, 2002 were $50,450. In addition, the Chairman of the Board & the Attorney for Communitycorp were paid $30,000 & $29,000, respectively, for the year ended December 31, 2002.

                    TRANSACTIONS WITH CERTAIN RELATED PERSONS

     The Company has had, and expects to have in the future, banking transactions in the ordinary course of its business with principal officers, directors, and their associates on substantially the same terms including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others, and did not involve more than normal risk of collectibility or present other unfavorable features. During 2002, the largest aggregate amount of indebtedness of principal officers, directors and their associates to the Company was $1,907,958.39 which represented 15.66% of the Company's equity capital at the time. During 2002, the law firm of McLeod, Fraser & Cone provided legal services to the Company in its ordinary course of business and it is expected to continue to do so in the future. George W. Cone, director of Communitycorp, is a partner of the McLeod, Fraser and Cone law firm. Peden B. McLeod, Director and Chairman of the Board of Communitycorp, is also partner in the law firm of McLeod, Fraser and Cone.

                    AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP


                                                                                  Total Sole and        Total
      Name and Address of             Sole Voting and     Shared Voting and      Shared Voting and   Percent of
       Beneficial Owner               Investment Power     Investment Power      Investment Power       Class
      --------------------            ----------------    ------------------     ------------------  ------------
Owners of 5% or more of
Common Stock

Sea Spirits, Inc. (1)                     24,917                -0-                   24,917             9.02%
3205 Palmetto Blvd.
Edisto, SC 29438

Directors

George W. Cone (2)                         3,461              2,600                    6,061             2.19%

W. Roger Crook (3)                         2,364                500                    2,864             1.04%

Barnwell Fishburne (4)                     3,596              1,561                    5,157             1.88%

Harry L. Hill                              3,770                -0-                    3,770             1.37%

Peden B. McLeod (5)                        9,918             16,534                   26,452             9.58%

Steven D. Murdaugh                         1,700                -0-                    1,700             0.62%

Robert E. Redfearn (6)                       500             24,917                   25,417             9.20%

Harold Robertson (7)                       9,028              2,234                   11,262             4.08%

Executive Officers and Directors
as a Group
(10 persons)                              35,511             48,346                   83,857            30.36%

----------------
(1) This corporation is controlled by Robert E. Redfearn, a director of the Bank.
(2) Includes 2,600 shares held by family members
(3) Includes 500 shares held by family members.
(4) Includes 1,561 shares held by family members.
(5) Includes 16,534 shares held by family members.
(6) Includes 24,917 shares owned by Sea Spirits, Inc., a corporation which is controlled by Mr. Redfearn.
(7) Includes 2,234 shares held by family members.

                             EXECUTIVE COMPENSATION

The following information is furnished for the Chief Executive Officer of the Company. No other executive officer of the Company received salary and bonuses in excess of $100,000 during the fiscal year ended December 31, 2002.

                           SUMMARY COMPENSATION TABLE

                               Annual Compensation



                                                                                 Other Annual      All Other
        Name and                                   Salary         Bonus          Compensation    Compensation
        Principal Position            Year           ($)           ($)               ($)            ($)(1)
        --------------------------------------------------------------------------------------------------------

        W. Roger Crook                2002       $ 120,000       $ 22,000             ---        $  39,942
        President and Chief
        Executive Officer             2001         115,000         21,000             ---           39,602

                                      2000         110,000         21,000             ---           39,170
       ---------------------------------------------------------------------------------------------------------

(1) Included deferred compensation of $30,000, $30,000, and $30,000 in 2002, 2001, and 2000, respectively, and profit sharing contribution of $9,942, $9,602, and $9,170, in 2002, 2001, and 2000, respectively.

                                RETIREMENT PLANS

Profit Sharing Plan. The Company has a qualified Profit Sharing Plan with 401(K) features. The plan is intended to meet the qualification requirements under the Internal Revenue Code and serve as a reward to employees for productivity and profitability. All full-time employees who have attained age 21 and have one year of service are eligible to participate in the plan. Contributions to the plan are computed each year on a discretionary basis by the Board of Directors with consideration for annual profits, retained earnings and reserve requirements. The profit sharing plan is administered by Profit Concepts, Inc., an independent third party administrator in Columbia, South Carolina. The Trustees of the plan are members of the Board of Directors and are as follows:
J. Barnwell Fishburne and George Cone. The Board of Directors has the authority to add, delete, or replace Trustees as deemed necessary to ensure adequate oversight and direction of the plan operations.

     The profit sharing plan is designed to provide a source of additional retirement income that will supplement Social Security benefits at age 65 for each eligible career employee. Employees or their beneficiaries have the right to withdraw their funds in the plan upon early separation of service, death, disability, normal retirement (age 65), early retirement (age 59 1/2) or late retirement (age 70). Distributions from the plan will be made in either monthly installments or as a lump sum payment.

     The profit sharing plan includes special provisions as outlined in the Internal Revenue Code, Section 401(K), which permits employees to make voluntary pre-tax contributions to the retirement plan trust. Employees meeting the eligibility requirements of the profit sharing plan described above may also make voluntary contributions under 401(K) plan provisions up to 10% of annual salary.

     The employer has decided to waive its option of matching employee contributions since the profit sharing plan will potentially provide eligible employees with a retirement benefit. All employee voluntary contributions are 100% vested. Withdrawal features in the 401(K) plan are the same as the profit sharing plan. Expenses for this plan were $55,869 for the year ending
December 31, 2002.

Deferred Compensation Plan. The Company has a Deferred Compensation Plan which covers the Chief Executive Officer. This plan is a non-qualified voluntary deferral salary program with participation limited to the Bank's senior management.

     Contributions to the plan are voluntary and may be changed from year to year based upon the income needs of eligible participants. Amounts deferred are assets of the Bank and income derived from the investment of these assets are also reflected as assets of the Bank. These assets are subject to the claims of creditors of the corporation. Deferred funds will be invested and reinvested by the corporation until such time the employee separates from service and elects to receive the deferral amounts plus accumulated earnings. The corporation has the right to invest bank assets in cash, cash equivalents, marketable securities, common stock, life insurance, annuities or savings instruments as deemed appropriate by the Trustees and Board of Directors. Expenses for this plan were $34,279.96 for the year ending December 31, 2002.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act requires certain officers of the Company and its directors, and persons who beneficially own more than 10% of any registered class of the Company's common stock, to file reports of ownership and changes in ownership with the SEC. Based solely on a review of the reports and written representations provided to the Company by the above referenced persons, the Company believes that during the fiscal year ended December 31, 2002 all filing requirements applicable to its reporting officers, directors and greater than ten percent beneficial owners were properly and timely complied with.

                                  OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies, including matters relating to the conduct of the Annual Meeting.

                              SHAREHOLDER PROPOSALS

     Proposals of shareholders intended to be presented at the next Annual Meeting of Shareholders to be held in April 2004, should be received by the Company no later than January 31, 2004, in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting. Such proposals should be sent in writing to Communitycorp, Post Office Box 1707, Walterboro, South Carolina 29488, Attention: Corporate Secretary. Any such proposals must comply in all respect with the rules and regulations of the Securities and Exchange Commission.

                             EXPENSE OF SOLICITATION

     The cost of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone at their regular salary or hourly compensation.

                                    FORM 10-K

     The Company will provide without charge to each person solicited herein, upon the written request of such person, a copy of the Company's Annual Report on Form 10-K, including the financial statements and schedules thereto. Such a written request should be directed to Communitycorp, Post Office Box 1707, Walterboro, South Carolina, 29488, Attention: Corporate Secretary.

BY ORDER OF THE BOARD OF DIRECTORS


PEDEN B. MCLEOD                              W. ROGER CROOK
CHAIRMAN OF THE BOARD                        PRESIDENT AND
                                             CHIEF EXECUTIVE OFFICER

Walterboro, South Carolina
April 4, 2003